Exhibit 10.31

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of February 10, 2021, is made by KONA GOLD SOLUTIONS, INC., a Delaware corporation (the “Company”), KONA GOLD, LLC (“KG”), a Florida limited liability company, HIGHDRATE, LLC (“HD”), a Florida limited liability company, GOLD LEAF DISTRIBUTION LLC (“GLD”), a Florida limited liability company, and S AND S BEVERAGE, INC. (“S&S”), a Wisconsin corporation (collectively, “Grantors” and each a “Grantor”), in favor of YA II PN, LTD. (the “Secured Party”), a Cayman Island exempted company.

WITNESSETH:

WHEREAS, in connection with: (i) a Securities Purchase Agreement, and (ii) an Intellectual Property Security Agreement by and among the Company, KG, HD, and GLD and the Secured Party dated May 14, 2020 (collectively, the “2020 Securities Purchase Agreement”), KG, HD, and GLD agreed to grant Secured Party security interests in, and liens upon, all of their Intellectual Property (as that term was defined in the 2020 Securities Purchase Agreement);

WHEREAS, the Company acquired all of the issued and outstanding shares of capital stock of S&S on or about February 1, 2021, and the parties now desire to enter into a new Securities Purchase Agreement, as set forth below;

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated of even date herewith, by and between the Company and Secured Party (the “Securities Purchase Agreement”), and pursuant to that certain Security Agreement dated of even date herewith, by and among the Grantors and Secured Party (the “Security Agreement”), pursuant to which the Grantors have granted Secured Party security interests in, and liens upon, substantially all of each Grantor’s assets, including without limitation all of each Grantor’s Intellectual Property and specifically including all of each Grantor’s registered United States patents, trademarks, copyrights and domain names, and all of each Grantor’s filed United States patent applications, trademark applications and copyright applications, all whether now owned or hereafter created, arising and/or acquired (collectively, the “Intellectual Property Collateral” as hereinafter further defined); and

WHEREAS, Grantors have agreed to execute and deliver this Agreement, and to have a copy of this Agreement filed with the United States Patent and Trademark Office and/or the United States Copyright Office (as applicable), in order to provide notice and/or protect all of Secured Party’s security interest in, and liens upon, the Intellectual Property Collateral;

WHEREAS, in connection with the Securities Purchase Agreement, Secured Party and KG, HD, GLD and S&S executed and delivered a Global Guaranty Agreement dated the date hereof (the “Guaranty Agreement” and collectively with the Security Agreement, the “Security Documents”) in favor of Secured Party;

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NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements provided for herein and in the Securities Purchase Agreement, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound, the parties hereto agree as follows:

Section 1. Grant of Security Interest in Intellectual Property Collateral. Without limiting any other grant of any lien by any Grantor in any Collateral under the Securities Purchase Agreement or any other of the Transaction Documents (as that term is defined in the Securities Purchase Agreement), to secure the prompt payment and performance of all obligations to Secured Party, each Grantor hereby pledges and grants to Secured Party a continuing security interest in and lien upon all of such Grantor’s right, title and interest in, to and under Intellectual Property Collateral:

(a)       all of its registered/issued United States patents and filed United States patent applications, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any Supplement (as defined below) delivered hereafter, together with all reissues, reexaminations, continuations, continuations-in-part, divisional, renewals and extensions of the foregoing (the “Patents”);

(b)       all of its registered United States trademarks, filed United States trademark applications, and common law trademarks, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, together with all renewals, reversions and extensions of the foregoing (the “Trademarks”);

(c)       all goodwill of the business connected with the use of, and symbolized by, each of the Trademarks;

(d)       all of its registered United States copyrights and filed United States copyright applications, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, together with all renewals, reversions and extensions of the foregoing (the “Copyrights”);

(e)       all of its Internet domain names, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, and all goodwill associated with the same (the “Domain Names”);

(f)       all applications, registrations, claims, awards, judgments, amendments, improvements and insurance claims related thereto now or hereafter owned or licensed by any Grantor, or any claims for damages by way of any past, present, or future infringement of any of the foregoing, together with all accessions and additions thereto and proceeds thereof (including, without limitation, any proceeds resulting under insurance policies); and

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(g)       all cash, income, royalties, fees, other proceeds, receivables, accounts and general intangibles that consist of rights of payment to or on behalf of any Grantor, proceeds from the sale, licensing or other disposition of all or any part of, or rights in, the Intellectual Property Collateral by or on behalf of any Grantor, and all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof;

which such continuing security interest in and lien upon the Intellectual Property Collateral, and this Agreement, shall continue in full force and effect to secure each of the obligations under the Transaction Documents (as that term is defined in the Securities Purchase Agreement), unless and until the obligations have been indefeasibly satisfied and paid in full in cash and all commitments under the Transaction Documents have been terminated.

Section 2. Security Agreement, The security interests and liens granted pursuant to this Agreement are granted in conjunction with, and in no way limit, the security interests and liens granted to the Secured Party pursuant to the Security Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interests in and liens upon the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 3. Registration/Filing. The “Acknowledgement of Security Interest in Intellectual Property” attached hereto as Exhibit B is intended by the parties to be filed, and each Grantor hereby authorizes Secured Party to file and record a copy of such “Acknowledgement of Security Interest in Intellectual Property”, with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

Section 4. Grantors Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall retain full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Intellectual Property Collateral subject to a security interest hereunder.

Section 5. Agreement to Deliver Supplements. Each Grantor hereby covenants and agrees that promptly upon the acquisition by such Grantor of any new Intellectual Property Collateral, Grantors shall deliver to Secured Party a duly executed supplement to this Agreement in the form of Exhibit A hereto (a “Supplement”), listing all such newly acquired Intellectual Property Collateral on Schedule I thereto, pursuant to which Grantors shall reconfirm the grant of a security interest in such newly acquired Intellectual Property Collateral to Secured Party, to secure the Grantor’s obligations under the Securities Purchase Agreement and the other Transaction Documents, as this term is defined in the Securities Purchase Agreement. Each Supplement is intended by the parties to be filed, and Grantors hereby authorize Secured Party to file and record a copy of each Supplement, with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable. Regardless of whether any Supplement is delivered by Grantors, and without limiting the generality of the provisions of Section 1 hereof above, Grantors hereby confirm and agree that any and all such after-acquired Intellectual Property Collateral shall immediately and automatically upon any Grantor’s acquisition of any right, title and interest therein become part of the Intellectual Property Collateral hereunder. In the event that any Grantor acquires any such new Intellectual Property Collateral but Grantors fail for whatever reason to promptly execute and deliver a Supplement to Secured Party pursuant to this Section 5, each Grantor hereby authorizes Secured Party, acting under its Power of Attorney granted pursuant to Section 8 below, to at any time thereafter execute in the name of such Grantor an applicable Supplement with respect to such newly acquired Intellectual Property Collateral and to file the same with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

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Section 6. Representation and Warranties. Grantors hereby represent and warrant to Secured Party that Schedule 1 sets forth a full, complete and correct list of all Intellectual Property Collateral owned by Grantors as of the date hereof.

Section 7. Events of Default and Remedies. The occurrence of an Event of Default under the Transaction Documents shall constitute an “Event of Default” under this Agreement. Upon the occurrence of and during the continuance of an Event of Default, in addition to all other rights, options, and remedies granted to Secured Party under the Transaction Documents, or otherwise available to Secured Party as a secured creditor at law or in equity, Secured Party may exercise, either directly or through one or more assignees or designees, all rights and remedies granted to it as a secured creditor under the Uniform Commercial Code with respect to the Intellectual Property Collateral.

Section 8. Power of Attorney. Without limiting the generality of any power of attorney granted to Secured Party under the Security Documents or any other document, each Grantor hereby authorizes Secured Party, its successors and assigns, and any officer, employee, attorney or agent thereof, as such Grantor’s true and lawful attorney-in-fact, with the power (a) to execute and endorse on behalf of and in the name of such Grantor any Supplement to this Agreement or other security agreement or similar document or instrument which Secured Party may deem necessary or desirable in order to create, protect or perfect the security interest provided for herein in the Intellectual Property Collateral and in each case to file or record any such Supplement or other security agreement or similar document or instrument with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, in the name of and on behalf of such Grantor, and (b) after the occurrence and during the continuance of an Event of Default, to execute and endorse on behalf of and in the name of such Grantor any assignment, bill of sale or similar document or instrument which Secured Party may deem necessary or desirable in order for Secured Party to enforce, assign, pledge, convey or otherwise sell, transfer title in or dispose of the Intellectual Property Collateral, and in each case to file or record with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, in the name of and on behalf of such Grantor any such assignment or bill of sale or other document executed by Secured Party, its successors and assigns, and any officer, employee, attorney or agent thereof under this power of attorney. Each Grantor hereby unconditionally ratifies all that any person authorized under this power of attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of hereof and of the Security Agreement. This power of attorney is coupled with an interest and is and shall be irrevocable unless and until all of the obligations under the Transaction Documents (including any obligations to provide cash collateral for any Letters of Credit) have been indefensibly paid in full in cash and satisfied, and all of the commitments under the Transaction Documents have been terminated.

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Section 9. Miscellaneous. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. This Agreement shall be binding upon and inure to the benefit of Grantors and Secured Party, and their respective successors and assigns, except that no Grantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Secured Party. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature delivered by a party by facsimile or other electronic means of transmission (including email transmission of a PDF copy) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

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In witness whereof, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

KONA GOLD, LLC, a Delaware limited liability company

By:
Name:
Title:

GOLD LEAF DISTRIBUTION LLC, a Florida limited liability company

By:
Name:
Title:

HIGHDRATE, LLC, a Florida limited liability company

By:
Name:
Title:

S AND S BEVERAGE, INC., a Wisconsin Corporation

By:
Name:
Title:

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ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By: _____________________________

Name: ___________________________

Title: ____________________________

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Schedule 1

to
Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents

Title	App. No.	Filing Date	Patent No.	Issue Date

2. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date
KONA GOLD HEMP ENERGY DRINK	87/310,479	01/23/2017	5,597,686	10/30/2018
HIGHDRATE	87/196,854	10/07/2016	5,351,770	12/05/2017

LEMIN	88/462468	06/06/2019	Abandoned	Abandoned
LEMI	88/394871	04/20/2019	Abandoned	Abandoned

LEMIN[1]	Common Law
OOH LA LEMIN[2]	Common Law
3. Copyrights and Copyright Applications
Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

https://konagoldhemp.com/

https://www.drinklemin.com/

https://goldleafdist.com/

1 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

2 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

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EXHIBIT A

SUPPLEMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS SUPPLEMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Supplement”) made as of this         day of                              , 202    , by KONA GOLD SOLUTIONS, INC., a Delaware corporation (the “Company”), KONA GOLD, LLC (“KG”), a Florida limited liability company, HIGHDRATE, LLC (“HD”), a Florida limited liability company, GOLD LEAF DISTRIBUTION LLC (“GLD”), a Florida limited liability company, and S AND S BEVERAGE, INC. (“S&S”), a Wisconsin corporation (collectively, “Grantors” and each a “Grantor”), in favor of YA II PN, LTD. (the “Secured Party”), a Cayman Island exempted company.

WITNESSETH

WHEREAS, Grantors and Secured Party are parties to a certain Intellectual Property Security Agreement, dated as of February 10, 2021 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “IP Security Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the IP Security Agreement;

WHEREAS, pursuant to the IP Security Agreement, to secure the prompt payment and performance of all obligations to Secured Party, Grantors have assigned, pledged and granted to Secured Party, a continuing security interest in and to and lien upon all of such Grantor’s right, title and interest in, to and under the Intellectual Property Collateral of each Grantor, all whether now owned or hereafter created, arising and/or acquired; and

WHEREAS, pursuant to the IP Security Agreement, Grantors have agreed that upon the acquisition by Grantors of any new Intellectual Property Collateral, Grantors shall deliver to Secured Party a Supplement to the IP Security Agreement in the form of Exhibit A thereto pursuant to which Grantors shall reconfirm the grant by them of a security interest in and lien upon all such newly acquired Intellectual Property Collateral, which such Supplement is intended by the parties to be filed with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable,

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NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound, and with the foregoing background and recitals incorporated by reference, Grantors agree as follows:

1. Grant and Reaffirmation of Grant of Security Interests. Without limiting any other grant of any security interest or lien by any Grantor in and upon any collateral under the Security Documents, to secure the prompt payment and performance of all obligations to Secured Party, each Grantor hereby assigns, pledges and grants to Secured Party, a continuing security interest in and to and lien upon all of such Grantor’s right, title and interest in, to and under the following Collateral of Grantor, all whether now owned or hereafter created, arising and/or acquired:

(a)       the newly acquired Intellectual Property Collateral listed on Schedule I to this Supplement (together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing),

(b)       all goodwill of the business connected with the use of, and symbolized by, any trademark and trademark application covered by (a) above; and

(c)       all other property otherwise constituting Intellectual Property Collateral relating to the foregoing.

Grantors agree that all such newly acquired Intellectual Property Collateral described above shall be included in and be part of the Intellectual Property Collateral under and subject to all of the terms and provisions of the IP Security Agreement. Grantors hereby authorize Secured Party to file and record a copy of this Supplement with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

Representations and Warranties. Each Grantor hereby represents and warrants to Secured Party that Schedule I hereto sets forth a full, complete and correct list of all Intellectual Property Collateral owned by Grantor as of the date hereof not listed on Schedule I to the original IP Security Agreement or any Schedule to any other Supplement to the original IP Security Agreement delivered by Grantor since the date thereof but prior to the date hereof.

Incorporation of the IP Security Agreement. The terms and provisions of the IP Security Agreement are hereby incorporated by reference and this Supplement shall be considered an amendment and supplement to and part of the IP Security Agreement; all of the provisions of which IP Security Agreement are and remain in full force and effect as supplemented by this Supplement.

[Remainder of Page Left Intentionally Blank]

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In witness whereof, Grantors have duly executed this Supplement to the IP Security Agreement as of the date first written above.

GRANTORS:

KONA GOLD, LLC, a Delaware limited liability company

By:
Name:
Title:

GOLD LEAF DISTRIBUTION LLC, a Florida limited liability company

By:
Name:
Title:

HIGHDRATE, LLC, a Florida limited liability company

By:
Name:
Title:

S AND S BEVERAGE, INC., a Wisconsin Corporation

By:
Name:
Title:

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ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By: _____________________________

Name: ___________________________

Title: ____________________________

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Schedule I

to
Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents

Title	App. No.	Filing Date	Patent No.	Issue Date

2. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date

3. Copyrights and Copyright Applications
Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

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EXHIBIT B

Acknowledgement of Security Interest in Intellectual Property

February 10, 2021

WHEREAS, KONA GOLD SOLUTIONS, INC., a Delaware Corporation (the “Company”), KONA GOLD, LLC (“KG”), a Florida limited liability company, HIGHDRATE, LLC (“HD”), a Florida limited liability company, GOLD LEAF DISTRIBUTION LLC (“GLD”), a Florida limited liability company, and S AND S BEVERAGE, INC. (“S&S”), a Wisconsin corporation (collectively, “Grantors” and each a “Grantor”) have adopted, used and are using, and holds all right, title and interest in and to, the Patents, Trademarks and Copyrights (as those terms are defined in the IP Security Agreement) listed on the annexed Schedule 1;

WHEREAS, the Company has entered into a certain Securities Purchase Agreement, dated as of the date hereof, with YA II PN, LTD (the “Secured Party”):

WHEREAS, the Grantors have entered into a certain Intellectual Property Security Agreement, dated as of the date hereof (the “IP Security Agreement”), with YA II PN, LTD. (the “Secured Party”) pursuant to which each Grantor has granted to Secured Party a continuing security interest in all right, title and interest of the Grantor in, to and under the Intellectual Property Collateral (as such term is defined in the IP Security Agreement)(the “Collateral”), to secure the payment, performance and observance of certain obligations defined in a Securities Purchase Agreement between Grantors and Secured Party (the “Obligations”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor does hereby grant to Secured Party a continuing security interest in the Collateral set forth on Schedule 1 hereto to secure the prompt payment, performance and observance of the Obligations.

Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the Collateral are more fully set forth in the Security Documents, the IP Security Agreement and the other documents, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

All capitalized terms used herein without definition have the same meanings given to such terms in the Transaction Documents (as that term is defined in the Securities Purchase Agreement).

[Signature Page Follows]

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IN WITNESS WHEREOF, the Grantors have caused this Acknowledgment to be duly executed by its officer thereunto duly authorized as of the date first written above.

GRANTORS:

KONA GOLD, LLC, a Delaware limited liability company

By:
Name:
Title:

GOLD LEAF DISTRIBUTION LLC, a Florida limited liability company

By:
Name:
Title:

HIGHDRATE, LLC, a Florida limited liability company

By:
Name:
Title:

S AND S BEVERAGE, INC., a Wisconsin Corporation

By:
Name:
Title:

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ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By: _____________________________

Name: ___________________________

Title: ____________________________

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Schedule 1

to
Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents

Title	App. No.	Filing Date	Patent No.	Issue Date
-----

2. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date
KONA GOLD HEMP ENERGY DRINK	87/310,479	01/23/2017	5,597,686	10/30/2018
HIGHDRATE	87/196,854	10/07/2016	5,351,770	12/05/2017

LEMIN	88/462468	06/06/2019	Abandoned	Abandoned
LEMI	88/394871	04/20/2019	Abandoned	Abandoned

LEMIN[3]	Common Law

OOH LA LEMIN[4]	Common Law
3. Copyrights and Copyright Applications
Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

https://konagoldhemp.com/

https://www.drinklemin.com/

https://goldleafdist.com/

3 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

4 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

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